Exhibit 99.1

Segment Realignment

Effective for the quarter ending March 31, 2024, Fiserv, Inc. (the “Company”) is realigning its reportable segments to correspond with changes in its business designed to further enhance operational performance in the delivery of its integrated portfolio of products and solutions to its financial institution clients (the “Segment Realignment”). As a result of the Segment Realignment, the Company is realigning its previous three reportable segments to form two new reportable segments, which are Merchant Solutions and Financial Solutions.

Supplemental Financial Information

The Company is providing updated historical financial information in the attached schedules to enhance its shareholders’ ability to evaluate the Company’s historical financial information under the Segment Realignment. The purpose of the attached schedules is to recalculate certain non-GAAP measures of the Company’s historical financial information under the Segment Realignment for each of the quarters in 2022 and 2023 as well as the full year 2022 and 2023. The schedules have been prepared by making certain adjustments to the Company’s historical financial information determined in accordance with generally accepted accounting principles (“GAAP”). The adjustments are discussed in the notes to the schedules.

Use of Non-GAAP Financial Measures

The Company supplements its reporting of financial information determined in accordance with GAAP, such as revenue, operating income and operating margin, with non-GAAP financial measures, such as “adjusted revenue,” “organic revenue,” “organic revenue growth,” “adjusted operating income,” and “adjusted operating margin.” Management believes that adjustments for certain non-cash or other items and the exclusion of certain pass-through revenue and expenses should enhance shareholders’ ability to evaluate the Company’s performance, as such measures provide additional insights into the factors and trends affecting its business. Therefore, the Company excludes these items from its GAAP financial measures to calculate these non-GAAP measures. The corresponding reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the attached schedules.

Examples of non-cash or other items may include, but are not limited to, non-cash intangible asset amortization expense associated with acquisitions; non-cash impairment charges; severance costs; merger and integration costs; gains or losses from the sale of businesses, certain assets or investments; certain discrete tax benefits and expenses; and non-cash deferred revenue adjustments relating to the 2019 acquisition of First Data Corporation. The Company excludes these items to more clearly focus on the factors management believes are pertinent to the Company’s operations, and management uses this information to make operating decisions, including the allocation of resources to the Company’s various businesses.

The Company adjusts its non-GAAP results to exclude amortization of acquisition-related intangible assets as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible asset amortization supplements GAAP information with a measure that can be used to assess the comparability of operating performance. Although the Company excludes amortization from acquisition-related intangible assets from its non-GAAP expenses, management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Management believes organic revenue growth is useful because it presents adjusted revenue growth excluding the impact of foreign currency fluctuations, acquisitions, dispositions and the Company’s postage reimbursements and including deferred revenue purchase accounting adjustments. Management believes this supplemental information enhances shareholders’ ability to evaluate and understand the Company’s core business performance.

These non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies and should be considered in addition to, and not as a substitute for, revenue, operating income and operating margin determined in accordance with GAAP.

Fiserv, Inc.

Non-GAAP Financial Results by Segment

(In millions, unaudited)

	2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Total Company
Revenue	$4,547	$4,756	$4,873	$4,917	$19,093
Adjustments:
Postage reimbursements	(322)	(298)	(307)	(320)	(1,247)
Deferred revenue purchase accounting adjustments	6	5	5	3	19

Adjusted revenue	$4,231	$4,463	$4,571	$4,600	$17,865

Operating income	$934	$1,131	$1,503	$1,446	$5,014
Adjustments:
Merger and integration costs [1]	48	42	30	38	158
Severance costs	24	13	15	22	74
Amortization of acquisition-related intangible assets [2]	427	430	388	378	1,623
Net (gain) loss on sale of businesses and other assets	4	—	(176)	5	(167)
Canadian tax law change [3]	—	27	—	—	27

Adjusted operating income	$1,437	$1,643	$1,760	$1,889	$6,729

Operating margin	20.5%	23.8%	30.8%	29.4%	26.3%
Adjusted operating margin	34.0%	36.8%	38.5%	41.1%	37.7%
Merchant Solutions [4]
Revenue	$1,996	$2,206	$2,259	$2,261	$8,722

Operating income	$592	$745	$786	$851	$2,974

Operating margin	29.7%	33.7%	34.8%	37.7%	34.1%
Financial Solutions
Revenue	$2,223	$2,245	$2,302	$2,331	$9,101
Adjustments:
Deferred revenue purchase accounting adjustments	6	5	5	3	19

Adjusted revenue	$2,229	$2,250	$2,307	$2,334	$9,120

Operating income	$943	$1,028	$1,079	$1,128	$4,178
Adjustments:
Deferred revenue purchase accounting adjustments	6	5	5	3	19

Adjusted operating income	$949	$1,033	$1,084	$1,131	$4,197

Operating margin	42.4%	45.8%	46.9%	48.4%	45.9%
Adjusted operating margin	42.5%	45.9%	47.0%	48.5%	46.0%

Fiserv, Inc.

Non-GAAP Financial Results by Segment (cont.)

(In millions, unaudited)

	2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Corporate and Other
Revenue	$328	$305	$312	$325	$1,270
Adjustments:
Postage reimbursements	(322)	(298)	(307)	(320)	(1,247)

Adjusted revenue	$6	$7	$5	$5	$23

Operating loss	$(601)	$(642)	$(362)	$(533)	$(2,138)
Adjustments:
Merger and integration costs	42	37	25	35	139
Severance costs	24	13	15	22	74
Amortization of acquisition-related intangible assets	427	430	388	378	1,623
Net (gain) loss on sale of businesses and other assets	4	—	(176)	5	(167)
Canadian tax law change	—	27	—	—	27

Adjusted operating loss	$(104)	$(135)	$(110)	$(93)	$(442)

[1]

Represents acquisition and related integration costs incurred in connection with various acquisitions. Merger and integration costs associated with integration activities primarily include share-based compensation and third-party professional service fees. Total Company merger and integration costs include the deferred revenue purchase accounting adjustments in the Financial Solutions segment related to the 2019 acquisition of First Data Corporation.

[2]

Represents amortization of intangible assets acquired through various acquisitions, including customer relationships, software/technology and trade names. This adjustment does not exclude the amortization of other intangible assets such as contract costs (sales commissions and deferred conversion costs), capitalized and purchased software, financing costs and debt discounts.

[3]

Represents the impact of a multi-year retroactive Canadian tax law change, enacted in June 2023, related to the Goods and Services Tax / Harmonized Sales Tax (GST/HST) treatment of payment card services.

[4]	For all periods presented in the Merchant Solutions segment, there were no adjustments to GAAP measures presented and thus the adjusted measures are equal to the GAAP measures presented.

Fiserv, Inc.

Non-GAAP Financial Results by Segment (cont.)

(In millions, unaudited)

	2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Total Company
Revenue	$4,138	$4,450	$4,518	$4,631	$17,737
Adjustments:
Postage reimbursements	(280)	(259)	(290)	(320)	(1,149)
Deferred revenue purchase accounting adjustments	7	6	6	6	25

Adjusted revenue	$3,865	$4,197	$4,234	$4,317	$16,613

Operating income	$846	$860	$855	$1,179	$3,740
Adjustments:
Merger and integration costs [1]	22	39	54	58	173
Severance costs	52	47	35	75	209
Amortization of acquisition-related intangible assets [2]	475	471	442	426	1,814
Net (gain) loss on sale of businesses and other assets	(147)	—	120	(27)	(54)

Adjusted operating income	$1,248	$1,417	$1,506	$1,711	$5,882

Operating margin	20.5%	19.3%	18.9%	25.5%	21.1%
Adjusted operating margin	32.3%	33.8%	35.6%	39.6%	35.4%
Merchant Solutions [3]
Revenue	$1,798	$2,041	$2,029	$2,015	$7,883

Operating income	$500	$616	$635	$690	$2,441

Operating margin	27.8%	30.2%	31.3%	34.2%	31.0%
Financial Solutions
Revenue	$2,054	$2,144	$2,193	$2,290	$8,681
Adjustments:
Deferred revenue purchase accounting adjustments	7	6	6	6	25

Adjusted revenue	$2,061	$2,150	$2,199	$2,296	$8,706

Operating income	$850	$907	$959	$1,090	$3,806
Adjustments:
Deferred revenue purchase accounting adjustments	7	6	6	6	25

Adjusted operating income	$857	$913	$965	$1,096	$3,831

Operating margin	41.3%	42.3%	43.8%	47.6%	43.8%
Adjusted operating margin	41.5%	42.5%	43.9%	47.7%	44.0%

Fiserv, Inc.

Non-GAAP Financial Results by Segment (cont.)

(In millions, unaudited)

	2022
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	Full Year
Corporate and Other
Revenue	$286	$265	$296	$326	$1,173
Adjustments:
Postage reimbursements	(280)	(259)	(290)	(320)	(1,149)

Adjusted revenue	$6	$6	$6	$6	$24

Operating loss	$(504)	$(663)	$(739)	$(601)	$(2,507)
Adjustments:
Merger and integration costs	15	33	48	52	148
Severance costs	52	47	35	75	209
Amortization of acquisition-related intangible assets	475	471	442	426	1,814
Net (gain) loss on sale of businesses and other assets	(147)	—	120	(27)	(54)

Adjusted operating loss	$(109)	$(112)	$(94)	$(75)	$(390)

[1]

Represents acquisition and related integration costs incurred in connection with various acquisitions. Merger and integration costs associated with integration activities primarily include share-based compensation and third-party professional service fees. Total Company merger and integration costs include the deferred revenue purchase accounting adjustments in the Financial Solutions segment related to the 2019 acquisition of First Data Corporation.

[2]

Represents amortization of intangible assets acquired through various acquisitions, including customer relationships, software/technology and trade names. This adjustment does not exclude the amortization of other intangible assets such as contract costs (sales commissions and deferred conversion costs), capitalized and purchased software, financing costs and debt discounts.

[3]	For all periods presented in the Merchant Solutions segment, there were no adjustments to GAAP measures presented and thus the adjusted measures are equal to the GAAP measures presented.

Fiserv, Inc.

Organic Revenue Growth by Segment

(In millions, unaudited)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Total Company
Adjusted revenue	$4,231	$3,865	$4,463	$4,197	$4,571	$4,234	$4,600	$4,317	$17,865	$16,613
Currency impact [1]	109	—	124	—	160	—	226	—	619	—
Acquisition adjustments	(17)	—	(15)	—	(17)	—	(16)	—	(65)	—
Divestiture adjustments	(6)	(39)	(7)	(28)	(5)	(35)	(5)	(18)	(23)	(120)

Organic revenue	$4,317	$3,826	$4,565	$4,169	$4,709	$4,199	$4,805	$4,299	$18,396	$16,493

2023 Organic revenue growth [2]	13%		10%		12%		12%		12%
Merchant Solutions
Revenue [3]	$1,996	$1,798	$2,206	$2,041	$2,259	$2,029	$2,261	$2,015	$8,722	$7,883
Currency impact [1]	86	—	109	—	152	—	210	—	557	—
Acquisition adjustments	(14)	—	(15)	—	(17)	—	(16)	—	(62)	—
Divestiture adjustments	—	(23)	—	(12)	—	(12)	—	—	—	(47)

Organic revenue	$2,068	$1,775	$2,300	$2,029	$2,394	$2,017	$2,455	$2,015	$9,217	$7,836

2023 Organic revenue growth [2]	16%		13%		19%		22%		18%
Financial Solutions
Adjusted revenue	$2,229	$2,061	$2,250	$2,150	$2,307	$2,199	$2,334	$2,296	$9,120	$8,706
Currency impact [1]	23	—	15	—	8	—	16	—	62	—
Acquisition adjustments	(3)	—	—	—	—	—	—	—	(3)	—
Divestiture adjustments	—	(10)	—	(10)	—	(17)	—	(12)	—	(49)

Organic revenue	$2,249	$2,051	$2,265	$2,140	$2,315	$2,182	$2,350	$2,284	$9,179	$8,657

2023 Organic revenue growth [2]	10%		6%		6%		3%		6%
Corporate and Other
Adjusted revenue	$6	$6	$7	$6	$5	$6	$5	$6	$23	$24
Divestiture adjustments	(6)	(6)	(7)	(6)	(5)	(6)	(5)	(6)	(23)	(24)

Organic revenue	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Organic revenue growth is calculated using actual, unrounded amounts.

[1]

Currency impact is measured as the increase or decrease in adjusted revenue for the current period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods.

[2]

Organic revenue growth is measured as the change in adjusted revenue for the current period excluding the impact of foreign currency fluctuations and revenue attributable to acquisitions and dispositions, divided by adjusted revenue from the prior period excluding revenue attributable to dispositions.

[3]	For all periods presented in the Merchant Solutions segment, there were no adjustments to the GAAP revenue presented and thus the adjusted revenue is equal to the GAAP revenue presented.

Fiserv, Inc.

Merchant Solutions Organic Revenue Growth

(In millions, unaudited)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Small Business
Revenue [1]	$1,285	$1,118	$1,424	$1,271	$1,492	$1,276	$1,463	$1,255	$5,664	$4,920
Currency impact [2]	56	—	69	—	114	—	151	—	390	—
Acquisition adjustments	(14)	—	(15)	—	(17)	—	(16)	—	(62)	—
Divestiture adjustments	—	(9)	—	—	—	—	—	—	—	(9)

Organic revenue	$1,327	$1,109	$1,478	$1,271	$1,589	$1,276	$1,598	$1,255	$5,992	$4,911

2023 Organic revenue growth [3]	20%		16%		25%		27%		22%
Enterprise
Revenue [1]	$437	$395	$495	$478	$478	$458	$523	$480	$1,933	$1,811
Currency impact [2]	28	—	40	—	43	—	63	—	174	—
Acquisition adjustments	—	—	—	—	—	—	—	—	—	—
Divestiture adjustments	—	—	—	—	—	—	—	—	—	—

Organic revenue	$465	$395	$535	$478	$521	$458	$586	$480	$2,107	$1,811

2023 Organic revenue growth [3]	18%		12%		14%		22%		16%
Processing
Revenue [1]	$274	$285	$287	$292	$289	$295	$275	$280	$1,125	$1,152
Currency impact [2]	2	—	—	—	(5)	—	(4)	—	(7)	—
Acquisition adjustments	—	—	—	—	—	—	—	—	—	—
Divestiture adjustments	—	(14)	—	(12)	—	(12)	—	—	—	(38)

Organic revenue	$276	$271	$287	$280	$284	$283	$271	$280	$1,118	$1,114

2023 Organic revenue growth [3]	2%		2%		1%		(3)%		0%
Total Merchant Solutions
Revenue [1]	$1,996	$1,798	$2,206	$2,041	$2,259	$2,029	$2,261	$2,015	$8,722	$7,883
Currency impact [2]	86	—	109	—	152	—	210	—	557	—
Acquisition adjustments	(14)	—	(15)	—	(17)	—	(16)	—	(62)	—
Divestiture adjustments	—	(23)	—	(12)	—	(12)	—	—	—	(47)

Organic revenue	$2,068	$1,775	$2,300	$2,029	$2,394	$2,017	$2,455	$2,015	$9,217	$7,836

2023 Organic revenue growth [3]	16%		13%		19%		22%		18%

Organic revenue growth is calculated using actual, unrounded amounts.

[1]	For all periods presented, there were no adjustments to the GAAP revenue presented and thus the adjusted revenue is equal to the GAAP revenue presented.
[2]

Currency impact is measured as the increase or decrease in adjusted revenue for the current period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods.

[3]

Organic revenue growth is measured as the change in adjusted revenue for the current period excluding the impact of foreign currency fluctuations and revenue attributable to acquisitions and dispositions, divided by adjusted revenue from the prior period excluding revenue attributable to dispositions.

Fiserv, Inc.

Financial Solutions Organic Revenue Growth

(In millions, unaudited)

	First Quarter		Second Quarter		Third Quarter		Fourth Quarter		Full Year
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Banking
Revenue [1]	$619	$624	$604	$635	$606	$597	$606	$654	$2,435	$2,510
Currency impact [2]	2	—	1	—	(1)	—	(1)	—	1	—
Acquisition adjustments	(3)	—	—	—	—	—	—	—	(3)	—
Divestiture adjustments	—	(10)	—	(10)	—	(17)	—	(12)	—	(49)

Organic revenue	$618	$614	$605	$625	$605	$580	$605	$642	$2,433	$2,461

2023 Organic revenue growth [3]	1%		(3)%		4%		(6)%		(1)%
Digital Payments
Revenue [1]	$873	$774	$911	$846	$940	$882	$931	$868	$3,655	$3,370
Currency impact [2]	—	—	—	—	—	—	—	—	—	—
Acquisition adjustments	—	—	—	—	—	—	—	—	—	—
Divestiture adjustments	—	—	—	—	—	—	—	—	—	—

Organic revenue	$873	$774	$911	$846	$940	$882	$931	$868	$3,655	$3,370

2023 Organic revenue growth [3]	13%		8%		7%		7%		8%
Issuing
Adjusted revenue [4]	$737	$663	$735	$669	$761	$720	$797	$774	$3,030	$2,826
Currency impact [2]	21	—	14	—	9	—	17	—	61	—
Acquisition adjustments	—	—	—	—	—	—	—	—	—	—
Divestiture adjustments	—	—	—	—	—	—	—	—	—	—

Organic revenue	$758	$663	$749	$669	$770	$720	$814	$774	$3,091	$2,826

2023 Organic revenue growth [3]	14%		12%		7%		5%		9%
Total Financial Solutions
Adjusted revenue	$2,229	$2,061	$2,250	$2,150	$2,307	$2,199	$2,334	$2,296	$9,120	$8,706
Currency impact [2]	23	—	15	—	8	—	16	—	62	—
Acquisition adjustments	(3)	—	—	—	—	—	—	—	(3)	—
Divestiture adjustments	—	(10)	—	(10)	—	(17)	—	(12)	—	(49)

Organic revenue	$2,249	$2,051	$2,265	$2,140	$2,315	$2,182	$2,350	$2,284	$9,179	$8,657

2023 Organic revenue growth [3]	10%		6%		6%		3%		6%

Organic revenue growth is calculated using actual, unrounded amounts.

[1]	For all periods presented, there were no adjustments to the GAAP revenue presented and thus the adjusted revenue is equal to the GAAP revenue presented.
[2]

Currency impact is measured as the increase or decrease in adjusted revenue for the current period by applying prior period foreign currency exchange rates to present a constant currency comparison to prior periods.

[3]

Organic revenue growth is measured as the change in adjusted revenue for the current period excluding the impact of foreign currency fluctuations and revenue attributable to acquisitions and dispositions, divided by adjusted revenue from the prior period excluding revenue attributable to dispositions.

[4]	Issuing adjusted revenue includes deferred revenue purchase accounting adjustments. See Financial Solutions adjusted revenue non-GAAP reconciliation on page 2.